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                                                                 Exhibit 10.11.1


                     AGREEMENT FOR ASSIGNMENT AND ASSUMPTION
                                       OF
                       TURBINE CONTRACT TO TENASKA GEORGIA

         This Agreement for Assignment and Assumption of Turbine Contract to Tenaska Georgia (this "Agreement") entered into by and between Tenaska Georgia I, L.P., a Delaware limited partnership ("Tenaska") and Tenaska Georgia Partners, L.P., a Delaware limited partnership ("Tenaska Georgia"), effective as of November 10, 1999.

         WHEREAS, Tenaska entered into a Contract for Purchase with General Electric Company, a New York corporation ("General Electric"), dated August 27, 1999, (the "Turbine Contract"); and

         WHEREAS, Section 22.1(a) of the Turbine Contract provides that such contract may be assigned to an Affiliate of Tenaska or an entity in which an Affiliate of Tenaska has an ownership interest; and

         WHEREAS, pursuant to Section 22.1(a) of the Turbine Contract, Tenaska desires to assign the Turbine Contract to Tenaska Georgia.

         NOW, THEREFORE, the parties agree as follows:

1. Tenaska assigns to Tenaska Georgia all of its rights and benefits under the Turbine Contract, and Tenaska further assigns and delegates all of its duties and obligations under the Turbine Contract to Tenaska Georgia.

2. Tenaska Georgia accepts the assignment from Tenaska of all rights and benefits under the Turbine Contract and assumes all of the duties and obligations of Tenaska as contained in the Turbine Contract. Tenaska Georgia agrees to be bound by all the protections and limitations afforded to General Electric under the Turbine Contract.

3. Tenaska Georgia hereby releases Tenaska from any and all duties, obligations and liabilities under the Turbine Contract.

4. This Agreement shall not become effective until a fully executed copy of this Agreement, including the Agreement and Consent of General Electric, attached hereto, is executed and delivered to Tenaska and Tenaska Georgia.

5. This Agreement shall inure to and be binding upon the successors and assigns of the parties.

6. This Agreement shall be governed by and construed according to the laws of the State of Texas.


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                                   TENASKA GEORGIA I, L.P.,
                                   a Delaware limited partnership

                                   By: TENASKA GEORGIA, INC.
                                   Managing General Partner


/S/_______________________         By: /S/_____________________________
Witness                                Michael F. Lawler

                                   Title: Vice President of Finance & Treasurer


                                   TENASKA GEORGIA PARTNERS, L.P.,
                                   a Delaware limited partnership

                                   By: TENASKA GEORGIA, INC.
                                   Managing General Partner

/S/_______________________         By: /S/__________________________
Witness                            Michael F. Lawler

                                   Title: Vice President of Finance & Treasurer


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                              AGREEMENT AND CONSENT


         General Electric Company, a New York corporation ("General Electric") consents to the assignment of the Contract for Purchase between General Electric and Tenaska Georgia I, L.P., a Delaware limited partnership ("Tenaska"), dated the 27th day of August, 1999, (the "Turbine Contract") to Tenaska Georgia Partners, L.P., a Delaware limited partnership ("Tenaska Georgia") and the assumption by Tenaska Georgia of the Turbine Contract as set forth in the Agreement for Assignment and Assumption of Turbine Contract to Tenaska Georgia attached hereto.

         General Electric hereby releases Tenaska from any and all duties, obligations and liabilities under the Turbine Contract.

         Dated this 10th day of November, 1999.

                                     GENERAL ELECTRIC COMPANY,
                                     a New York corporation


                                     By: /S/

                                     Title: Vice President



TURBINECONTRACTASSIGNMENTOTGPARTNERS